UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 1, 2011
Basic Energy Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-32693	54-2091194
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation )	File Number)	Identification No.)

500 W. Illinois, Suite 100 Midland, Texas	79701
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (432) 620-5500
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On February 1, 2011, Basic Energy Services, Inc. issued a press release announcing that it has commenced an offering, through a Rule 144A private placement, of up to $250 million of senior notes due 2019. A copy of the press release is being filed as Exhibit 99.1 hereto and is incorporated herein by reference.
     This announcement shall not constitute an offer to sell or the solicitation of an offer to buy the notes.
Item 9.01 Financial Statements and Exhibits.
99.1	Press release dated February 1, 2011

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Basic Energy Services, Inc.
Date: February 2, 2011	By:	/s/ Alan Krenek
		Name:	Alan Krenek
		Title:	Senior Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated February 1, 2011